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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: February 8, 2001

                                ARIS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                WASHINGTON                           0-22649                      91-1497147
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     (State or Other Jurisdiction of         (Commission File Number)    (IRS Employer Identification
              Incorporation)                                                         No.)
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              2229 - 112TH AVENUE N.E., BELLEVUE, WASHINGTON 98004
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              (Address of Principal Executive Offices)     (Zip Code)

                                 (425) 372-2747
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               Registrant's telephone number, including area code

                                      NONE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

        Aris Corporation (the "Company" or "Aris") has sold warrants it held to purchase 3.5 million shares of Noetix Corporation ("Noetix") common stock.
Noetix, a leading provider of data access management solutions, repurchased the warrants from Aris for $2.5 million in cash. Aris will retain 1 million shares of Noetix common stock.

        Noetix, formerly known as Aris Software Inc., was a wholly owned subsidiary of Aris until Aris sold a majority share of Noetix to a group of investors led by Paul Song, Aris' Chairman of the Board and former chief executive officer in the third quarter of 2000.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARIS CORPORATION


                                            By:  /s/ Diane Gamache
                                                 -----------------------
                                                 Diane Gamache, CPA
                                                 Chief Financial Officer

Dated:  February 8, 2001